UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Selectica, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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SELECTICA, INC.
2121 South El Camino Real
San Mateo, California 94403
________________

December 9, 2011

TO THE STOCKHOLDERS OF SELECTICA, INC.

Dear Stockholder:

You are cordially invited to attend the 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of Selectica, Inc. (the “Company”), which will be held at the Company’s corporate headquarters located at 2121 South El Camino Real, San Mateo, California 94403 on January 24, 2012, at 8:00 a.m. Pacific Time.

Details of the election and other business to be conducted at the Annual Meeting are given in the attached Proxy Statement and Notice of Annual Meeting of Stockholders.

It is important that your shares be represented and voted at the meeting.  WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.  Returning the proxy does NOT deprive you of your right to attend the Annual Meeting.  If you decide to attend the Annual Meeting and wish to change the vote reflected on your previously submitted proxy, you may do so automatically by voting in person at the meeting.  Detailed instructions on how to submit a proxy or vote your shares can be found in the “How to Vote” section on page 1 of the attached proxy statement.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.  We look forward to seeing you at the Annual Meeting.

Sincerely,

ALAN HOWE
Chairman of the Board

SELECTICA, INC.
2121 South El Camino Real
San Mateo, California 94403
________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On January 24, 2012

The 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of Selectica, Inc. (the “Company”) will be held at the Company’s corporate headquarters located at 2121 South El Camino Real, San Mateo, California 94403 on January 24, 2012 at 8:00 a.m. Pacific Time for the following purposes:

1.           To elect five (5) individuals nominated by our Board of Directors to serve as members of our Board of Directors until the expiration of their respective terms or until their successors have been duly elected or qualified;

2.           To ratify the appointment of Armanino McKenna LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2012; and

3.           To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The foregoing proposals are more fully described in the attached Proxy Statement.

Only stockholders of record at the close of business on November 28, 2011 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof.  A list of such stockholders will be available for inspection at the Company’s corporate headquarters located at 2121 South El Camino Real, San Mateo, California 94403, during ordinary business hours for the ten-day period prior to the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS, ALAN HOWE Chairman of the Board
San Mateo, California
December 9, 2011

 Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Tuesday, January 24, 2012

The proxy statement and annual report to security holders are available at
https://materials.proxyvote.com/816288

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.  YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING IN ACCORDANCE WITH THE PROCEDURES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.  IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE THE VOTE REFLECTED ON YOUR PREVIOUSLY SUBMITTED PROXY, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

SELECTICA, INC.
2121 South El Camino Real
San Mateo, California 94403
________________

PROXY STATEMENT
________________

FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held January 24, 2012

This proxy statement (“Proxy Statement”) is furnished to the stockholders of Selectica, Inc., a Delaware corporation (the “Company”), by the Company in connection with the solicitation by the Board of Directors of the Company (the “Board” or “Board of Directors”) of proxies in the accompanying form for use in voting at the 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held on January 24, 2012, at the Company’s corporate headquarters located at 2121 South El Camino Real, San Mateo, California 94403 at 8:00 a.m. Pacific Time, and any adjournment or postponement of the Annual Meeting.  The shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the Annual Meeting.

Solicitation and Voting Procedures

This Proxy Statement and the accompanying proxy were first sent by mail to stockholders on or about December 9, 2011.  The cost of this solicitation is being borne by the Company.  In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding proxy materials to such beneficial owners.  Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, either personally or by telephone or facsimile.

Record Date

The close of business on November 28, 2011 has been fixed as the record date (the “Record Date”) for determining the holders of shares of common stock of the Company (“Common Stock”) entitled to notice of and to vote at the Annual Meeting.  As of the close of business on the Record Date, the Company had 2,736,810 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.  Each outstanding share of Common Stock on the Record Date is entitled to one vote on all matters.

Who Can Vote

Stockholder of Record:  Shares Registered in Your Name

If your shares were registered directly in your name with the Company transfer agent, Wells Fargo Bank, National Association, on the Record Date, then you are a stockholder of record.  As a stockholder of record, you may vote in person at the meeting or vote by proxy.  Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your shares are represented and voted at the meeting.

Beneficial Owner:  Shares Registered in the Name of a Broker, Dealer, Bank or Other Nominee

If your shares were held not in your name, but rather in an account at a broker, dealer, bank or other nominee on the Record Date, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization.  The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting.  As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account.  You are also invited to attend the Annual Meeting.  However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.
Matters to be Voted Upon

There are two matters scheduled for a vote:

•	Election of our Board of Directors’ five nominees as director; and

•	Ratification of Armanino McKenna LLP (“Armanino”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending March 31, 2012.

Quorum Required

A majority of the shares of Common Stock outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum at the Annual Meeting.   Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting.  A broker non-vote occurs when a broker, dealer, bank or other stockholder of record holding shares for a beneficial owner submits a proxy for the Annual Meeting but does not vote on a particular proposal because that holder does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.  If the persons present or represented by proxy at the Annual Meeting constitute the holders of less than a majority of the outstanding shares of common stock as of the record date, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

How to Vote

You may either:

Vote “For” or "Against" or abstain from voting for any of the nominees to the Board of Directors.

For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.

Stockholder of Record:  Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting or submit a proxy to vote your shares using the enclosed proxy card.  Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.  You may still attend the meeting and vote in person if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•
To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided.  If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

If you do not mark your voting instructions on the proxy card, your shares will be voted:

1.	For the election of the five director nominees named in this proxy; and

2.	For ratification of the appointment of Armanino as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2012.

Beneficial Owner:  Shares Registered in the Name of Broker, Dealer, Bank or other Nominee

If you are a beneficial owner of shares registered in the name of your broker, dealer, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company.  Simply complete and mail the proxy card to ensure that your vote is counted.  To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, dealer, bank or other agent.  Follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker or bank to request a proxy form.

If your shares are registered in the name of a broker, dealer or bank, you may be eligible to vote your shares by telephone or through the Internet.  A large number of banks and brokerage firms provide eligible stockholders the opportunity to vote in this manner.  If your bank or brokerage firm allows for this, your voting form will provide instructions for such alternative method of voting.

THE COMPANY IS UNABLE TO COUNT VOTES RECEIVED IN ANY MANNER OTHER THAN THOSE DESCRIBED ABOVE.  After the Annual Meeting has been adjourned, any subsequent votes which are submitted to the transfer agent will not be counted.

Votes Required

Proposal 1.  Under our Bylaws, in any “uncontested election” of directors (i.e., an election where the number of nominees does not exceed the number of directors to be elected), as is the case in this election, each director will be elected by the vote of a “majority of the votes cast,” meaning that the number of votes cast “for” a director’s election must exceed 50% of the total votes cast with respect to that director’s election.  Abstentions and broker non-votes will not be counted as votes cast “for” or “against” a director and thus will have no effect on a director’s election.

In accordance with our Bylaws, any director nominee who fails to receive a majority of the votes cast for his or her election in an uncontested election will not be elected. Under Delaware law, however, each director holds office until his or her successor is duly elected and qualified. For this reason, any nominee currently serving on the Board who fails to receive a majority of the votes cast for his or her election in an uncontested election will not automatically cease to be a director, but instead will continue to serve on the Board as a “holdover director” until his or her successor is elected and qualified or until his or her earlier resignation or removal. To address this situation, our Bylaws provide that if any incumbent nominee is not elected at an annual meeting and no successor has been elected at the meeting, that director must tender his or her resignation to the Board promptly following the certification of the election results. The Nominating Committee will make a recommendation to the Board as to whether or not to accept the tendered resignation. Taking into account the committee’s recommendation, the Board will decide whether to accept the resignation and will publicly announce its decision.  Any director who tenders his or her resignation will not participate in the recommendation of the committee or the decision of the Board with respect to his or her resignation. The committee, in making its recommendation, and the Board, in making its decision, may consider any factors or information that they consider appropriate and relevant. If the Board declines to accept a director’s resignation, that director will continue to serve on the Board until his or her successor is elected and qualified, or until the director’s earlier resignation or removal. If the Board accepts a director’s resignation, then the Board may fill any resulting vacancy by majority vote of the remaining directors in accordance with our bylaws.

Proposal 2.  Ratification of the appointment of Armanino as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2012 shall be elected by the affirmative vote of the majority of votes at an Annual Meeting of stockholders, requires the affirmative vote of a majority of those shares of Common Stock present in person, or represented by proxy, and entitled to vote thereon.  Abstentions will have the same effect as votes “Against” this proposal.  Broker non-votes will not be considered as entitled to vote on the proposal and, accordingly, will not affect the determination of whether the proposal is approved.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.  Attendance at the meeting, in and of itself, will not revoke a previously submitted proxy.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

The Restated Certificate currently provides for a Board of Directors comprised five directors to serve a term of one (1) year or until their successor is elected and qualified.  At the Annual Meeting, the Company will have authorized five directors.  At the Annual Meeting, all five of the Company’s currently serving directors will be elected to serve until the Company’s 2012 Annual Meeting or until their successors are elected and qualified.  Messrs. Casey, Gullard and Brodsky were elected as Directors by the Board on October 7, 2010, to complete the terms of Brenda Zawatski, Jamie Arnold and James Thanos, who each resigned from the Board on October 7, 2010.

The individuals being nominated for election to the Board of Directors (the “Nominees”), their ages as of November 28, 2011, the positions and offices held with the Company and certain biographical information are set forth below.  The proxy holders intend to vote all proxies received by them in the accompanying form FOR the Nominees listed below unless otherwise instructed.  In the event the Nominees are unable or decline to serve as directors at the time of the Annual Meeting, the proxies will be voted for any nominees who may be designated by the present Board of Directors to fill the vacancies.  As of the date of this Proxy Statement, the Board of Directors is not aware that the Nominees are unable or will decline to serve as directors.  The Nominees that receive the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company.

Nominee	Age	Positions and Offices Held with the Company

Alan Howe (1)(3)	50	Director and Chairman of the Board
Lloyd Sems (2)(3)	40	Director
Michael J. Casey (1)(3)	48	Director
J. Michael Gullard (1)(2)	66	Director
Michael Brodsky (2)	43	Director
________________
(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Nominating/Corporate Governance Committee

Alan Howe has served as our director since January 12, 2009.  On October 8, 2010 Mr. Howe was elected as the Chairman of our Board.  He has served as co-founder and managing partner of Broadband Initiatives, LLC, a corporate advisory and consulting firm, since 2003.  He also has served as a managing director with B Riley & Co. LLC in their corporate advisor group, since December 2009.  He served as vice president of strategic and wireless business development for Covad Communications, Inc., a telecommunications company, from May 2005 to October 2008.  Prior to that, Mr. Howe was chief financial officer and vice president of corporate development of Teletrac, Inc., and director of corporate development for Sprint PCS.  Mr. Howe is currently a member of the board of directors of Ditech Networks, Inc., a privately held provider of voice solutions.   He previously served on the board of directors of each of Proxim, Inc., Crossroads, Inc., Alliance Semiconductor Inc., LLC International, Inc., Kitty Hawk, Inc. and Dyntek, Inc., which are no longer reporting companies, and on the board of Altigen Communications, Inc., which is currently a reporting company.  Mr. Howe holds a Bachelor of Arts. in business administration from the University of Illinois and a Masters of Business Administration from the Indiana University Kelley Graduate School of Business.   Mr. Howe brings to our Board his extensive management and leadership experience and provides our Board with leadership, industry know how and financial expertise that aids our Board in understanding corporate needs and strategic opportunities.

Lloyd Sems has served as our director since June 2, 2008.   Since October 2003, Mr. Sems has served as president of Sems Capital, LLC and of Capital Edge, LLC, both of which he founded.  Previously, Mr. Sems served as director of research and portfolio manager for Watchpoint Asset Management, and he served on the board of directors of EMAK Worldwide, Inc. from February 2010 to April 2010.  Mr. Sems also serves on the board of directors of Sport-Haley, Inc., which he joined in April 2009, and CYCC Cyclacel, which he joined in May 2011.  Mr. Sems holds a Bachelor of Science degree in Business Administration and Finance from Albright College.   Mr. Sems’s brings to our Board his knowledge of the securities and capital markets, as well as his experience as one of the Company’s largest and longest-term shareholders, and he is invaluable to our Board’s discussions of our strategic planning and our capital and liquidity needs.

Michael J. Casey has served as our director since October 7, 2010.  Since 2006, Mr. Casey has been a partner at TechCFO, a professional services firm that provides financial and strategic consulting services.  Mr. Casey currently serves as a director of Blue Pillar, Inc. and Swyzzle, LLC, both privately-held companies.  From 2005 to 2006, Mr. Casey served as the chief operating officer and chief financial officer for Reflex Security, Inc., a privately held provider of security virtualization management solutions.  From 2001 to 2005, Mr. Casey served as chief financial officer for MAPICS, Inc., a provider of enterprise resource planning software for manufacturing industries.  Previously, Mr. Casey served as executive vice president and chief financial and administrative Officer of iXL Enterprises, Inc., a professional services firm, chief financial officer of Manhattan Associates, Inc., a provider of supply chain executive solutions, and chief financial officer of IQ Software Corporation, a provider of business intelligence software.  Mr. Casey holds a Bachelor of Business Administration degree in Accounting from The University of Georgia.  Mr. Casey brings to our Board his extensive financial and operational experience, particularly with respect to the software industry, and we believe he provides guidance in relation to the Board’s business and operational discussions.

J. Michael Gullard has served as our director since October 7, 2010. Mr. Gullard has been the general partner of Cornerstone Management, a venture capital and consulting firm since 1984. He currently serves as a director of the publicly-held companies JDA Software, Inc. and Planar Systems, Inc.  Mr. Gullard also serves as a member of the board of directors of the following non-reporting companies:  Alliance Semiconductor Corporation, Proxim Inc. and Dyntek, Inc.  From 1992 to 2004, he served as Chairman of NetSolve, Incorporated, a publicly-held corporation that provides outsourced IT infrastructure management services. From 1996 to 2004, Mr. Gullard served as chairman of Merant PLC (formerly Micro Focus Group Ltd.), a publicly-held corporation specializing in change management software tools. Previously, Mr. Gullard held a variety of senior financial and operational management positions at Intel Corporation. Mr. Gullard holds a B.A. degree in Economics from Stanford University, and a Masters of Business Administration from Stanford's Graduate School of Business.  Mr. Gullard brings to our Board his extensive experience in the IT and software industries, and we believe his prior positions and current advisory roles provide the Board with leadership experience and operational knowhow; in addition his extensive public company board experience helps our Board in its compliance and governance discussions and strategies.

Michael Brodsky has served as our director since October 7, 2010.  Mr. Brodsky founded and has served as co-chief executive officer of Federated Sports & Gaming, Inc. since its inception in 2010.  Previously Mr. Brodsky served in multiple leadership roles with Youbet.com, including as executive chairman, director, president and chief executive officer from June 2007 to June 2010, when it was acquired by Churchill Downs Incorporated.  Mr. Brodsky currently serves on the board of directors of Churchill Downs Incorporated.  From June 20005 to March 2009, Mr. Brodsky was the managing partner of New World Opportunity Partners I, LLC, a public equity investment firm. From 1999 until January 2005, Mr. Brodsky was chief financial officer of The Away Network, an online travel media company. Following the sale of The Away Network to Orbitz and Cendant Corporation, for which Mr. Brodsky served as vice president, finance and administration of the TDS Division of Cendant Corporation and its subsidiary Orbitz.com, from January 2005 to June 2005.  Mr. Brodsky received a Bachelors of Arts from Syracuse University, a Juris Doctorate from the Northwestern University School of Law, and a Masters of Business Administration from Northwestern University’s J.L. Kellogg Graduate School of Management.  Mr. Brodsky brings to our Board his extensive experience as a director and senior executive of companies in the technology and software industry, and we believe he provides our Board guidance to our Board in relation to its compliance and governance discussions and strategies.

Independence of the Board of Directors

The Board has determined that each of the Company director nominees standing for election has no relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is an “independent director” as defined by the applicable rules of The Nasdaq Global Stock Market (“Nasdaq”) and the rules and regulations of the Securities and Exchange Commission (the “SEC”).

Board Leadership Structure

We currently have separate individuals serving as Chairman of our Board of Directors and our principal executive officer. Mr. Howe has served as Chairman of our Board of Directors since October 8, 2010, after having served as Co-Chair of our Board of Directors with Mr. Arnold since January 12, 2010.  Mr. Stern  has served as our President and Chief Executive Officer since February 2011.  Our Corporate Governance Guidelines do not require the positions of Chairman and Chief Executive Officer to be separate, and the Board believes that it is important to maintain flexibility to choose the leadership structure that best meets the needs of the company and its stockholders based on the circumstances existing at the time and the qualifications of available individuals.  However, the Board also believes the separation of these positions has served our company well and has no plans to change this separation at the present time.

The leadership of the Board of Directors includes the Chairman of the Board and the Chairpersons of each of the Audit Committee, the Compensation Committee and the Nominating/Corporate Governance Committee.  The Board conducts much of its work through its three principal standing committees—Audit, Compensation and Nominating/Corporate Governance—to which the Board has delegated authority and responsibilities in accordance with the committees’ respective charters. The Chairperson of each committee is independent and was appointed by the full Board.

Risk Oversight

Risk is inherent with every business and we face a number of risks, including strategic, financial, operational, legal/compliance and reputational risks. Our management is responsible for the day-to-day management of the risks that we face. Our Board of Directors as a whole has responsibility for the oversight of enterprise risk management, with the oversight of certain risk areas delegated to board committees. For instance, our Compensation Committee is responsible for assessing risks associated with our compensation programs, and our Audit Committee is responsible for overseeing management of certain financial and regulatory risk areas. The Board’s oversight role is supported by management reporting processes that are designed to provide the Board and committees visibility into the identification, assessment, and management of critical risks.  The Board is kept informed of each committee’s risk oversight and other activities via regular reports of the committee chairs to the full Board. Our Board’s role in risk oversight is consistent with the Board’s leadership structure, with the members of management having responsibility for assessing and managing our risk exposure, and the Board and committees of the Board providing oversight in connection with those efforts.

Board of Directors Meetings and Committees

During the fiscal year ended March 31, 2011, the Board of Directors held 19 meetings.  For the fiscal year, each of the directors during the term of their tenure attended or participated in at least 75% of the aggregate of (i) the total number of meetings or actions by written consent of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which each such director served.  We encourage our directors to attend our annual stockholders meetings.  Last year, three directors attended the Company’s annual stockholders meeting, either in person or by conference telephone.

Stockholder Communications with the Board of Directors

The Board provides a process for stockholders of the Company to send communications to the Board.  Stockholders may communicate with the Board as a whole, with a committee of the Board, or with an individual director by sending a letter to the Company’s Corporate Secretary at Selectica, Inc., 2121 South El Camino Real, San Mateo, California 94403.  Each such communication should set forth (i) the name and address of such stockholder, as they appear on the Company’s books, and if the stock is held by a nominee, the name and address of the beneficial owner of the stock, and (ii) the class and number of shares of the Company’s stock that are owned of record by such record holder and beneficially by such beneficial owner.  The Secretary will forward any such communication to the Board generally or to a particular director, subject to screening out communications that (i) are solicitations for products and services, (ii) matters of a personal nature not relevant for stockholders or (iii) matters that are of a type that render them improper or irrelevant to the functioning of the Board and the Company.

Audit Committee

During the fiscal year ended March 31, 2011, the Audit Committee held four meetings.  The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the adequacy of the Company’s financial reporting and disclosure controls and processes, the adequacy of the Company’s internal control policies, the selection of the Company’s independent auditors, the scope of the annual audits, fees to be paid to the Company’s registered independent public accounting firm, the performance of the Company’s registered independent public accounting firm and the accounting practices of the Company.

The current members of the Audit Committee are Messrs. Casey (Chairperson), Howe and Gullard.  Messrs. Arnold and Thanos and Ms. Zawatski each served as members of the Audit Committee during the fiscal year ended March 31, 2011 but resigned from the Committee during the fiscal year.  The Board of Directors has determined that all persons who served as members of the Company’s Audit Committee are or were independent as defined under NASDAQ Rule 5605(a)(2) and Rule 10A-3(b)(1) of the Securities and Exchange Commission. The Board has determined that Mr. Casey is an audit committee financial expert within the meaning of applicable SEC rules.

The charter of the Audit Committee was amended and restated by the Board on June 28, 2009.  A copy of the Audit Committee's charter is available on the Company’s website at http://www.selectica.com/Company/CorporateGovernance/tabid/733/Default.aspx.

Compensation Committee

During the fiscal year ended March 31, 2011, the Compensation Committee held three meetings.  The Compensation Committee makes recommendations to the Board regarding the compensation of the Board members, reviews the performance of the executive officers of the Company, establishes compensation programs for such officers and determines their compensation, and reviews the compensation programs for other key employees, including salary and cash bonus levels and option grants under the Company’s 1999 Equity Incentive Plan and 2001 Supplemental Plan, and administers the 1999 Employee Stock Purchase Plan.

The current members of the Compensation Committee are Messrs. Gullard (Chairperson), Brodsky and Sems. Messrs. Arnold and Thanos and Ms. Zawatski each served as members of the Compensation Committee during the fiscal year ended March 31, 2011 but resigned from the Committee during the fiscal year.  During the fiscal year ended March 31, 2011, the Compensation Committee was composed of three independent directors, as defined by the NASDAQ listing standards, including three “Non-Employee Directors” as defined in Rule 16b-3 of the rules promulgated under the Securities Exchange Act of 1934.

The charter of the Compensation Committee was amended and restated by the Board on June 28, 2009.  A copy of the Compensation Committee’s charter is available on the Company’s website at http://www.selectica.com/Company/CorporateGovernance/tabid/733/Default.aspx.

The Compensation Committee has not used the services of outside consultants since the beginning of fiscal year 2010.  While the Compensation Committee has the authority to delegate responsibilities to a sub-committee, it has not done so since the beginning of fiscal year 2010.  The Compensation Committee has frequently consulted the Company’s officers and the Chairman of the Board, and these individuals have made recommendations with regard to the compensation of officers other than themselves, but the final decisions are made solely by the committee members.

Nominating/Corporate Governance Committee

During the fiscal year ended March 31, 2011, the Nominating/Corporate Governance Committee held two meetings.  The Nominating/Corporate Governance Committee is charged with reviewing, acting on and reporting to the Board with respect to overseeing the search for, evaluation of, and nomination of directors for service on the Board and its committees, including candidates nominated by stockholders.  In addition, the Nominating/Corporate Governance Committee is charged with evaluating the performance of the Board, reviewing its composition and structure, and overseeing and implementing continuing education programs.

The current members of the Nominating/Corporate Governance Committee are Messrs. Casey, Howe and Sems (chairperson).   Messrs. Arnold, Thanos and Ms. Zawatski each served as members of the Nominating/Corporate Governance Committee during the fiscal year ended March 31 2011, but resigned from the Committee during the fiscal year.

The charter of the Nominating/Corporate Governance Committee was amended and restated by the Board on June 28, 2009.  A copy of the Nominating/Corporate Governance Committee’s charter is available on the Company’s website at http://www.selectica.com/Company/CorporateGovernance/tabid/733/Default.aspx.

In evaluating existing directors and nominees for director candidates to recommend to the Board, the Nominating/Corporate Governance Committee will take into account the appropriate skills and guidelines required of Board members in the context of the current make-up of the Board.  These guidelines and skills of the Board, as a whole, may include:

•	various and relevant career experience;

•	relevant skills, such as an understanding of the software industry;

•	financial expertise;

•	diversity; and

•	local and community ties.

The minimum qualifications and skills that each director should possess include:

•	the highest professional and personal ethics and values;

•	broad experience at the policy-making level in business, government, education, technology or public interest;

•	a commitment to enhancing stockholder value; and

•	sufficient time to carry out their duties and to provide insight and practical wisdom based on experience.

The Nominating/Corporate Governance Committee evaluates the foregoing factors, among others, and does not assign any particular weighting or priority to any of these factors. Neither the Nominating/Corporate Governance Committee nor the Board of Directors has a specific policy with regard to the consideration of diversity in identifying director nominees. However, both may consider the diversity of background and experience of a director nominee in the context of the overall composition of the Board of Directors at that time, such as diversity of knowledge, skills, experience, geographic location, age, gender, and ethnicity. In general, the Nominating/Corporate Governance Committee seeks director nominees with the talents and backgrounds that provide the Board of Directors with an appropriate mix of knowledge, skills and experience for the needs of the Company’s business. The Nominating/Corporate Governance Committee and the Board of Directors discuss the composition of directors on the Board, including diversity of background and experience, as part of the annual Board evaluation process.

The Nominating/Corporate Governance Committee believes that the continuing service of qualified incumbent directors promotes stability and continuity on the Board, contributing to the Board’s ability to work effectively as a collective body, while providing the Company with the benefits of familiarity and insight into the Company’s affairs that its directors have developed over the course of their service.  Accordingly, consistent with past Company practice, the Nominating/Corporate Governance Committee will first consider recommending incumbent directors who wish to continue to serve on the Board for re-election at the Company’s Annual Meeting of stockholders.

In determining whether to recommend a director for re-election, the Nominating/Corporate Governance Committee will also consider, among other criteria, the director’s tenure on the Board, past attendance at meetings, participation in and contributions to the activities of the Board, the director’s continued independence (including any actual, potential or perceived conflicts of interest), as well as the director’s age and changes in his or her principal occupation or professional status.

In situations where the Nominating/Corporate Governance Committee determines not to recommend an incumbent director for re-election, an incumbent director declines to stand for re-election, or a vacancy arises on the Board for any reason (including the resignation, retirement, removal, death or disability of an incumbent director or a decision of the directors to expand the size of the Board), the Nominating/Corporate Governance Committee may commence a search for new director nominees.  The Nominating/Corporate Governance Committee may, in its discretion, consider bona fide candidates from all relevant sources, including stockholders, current Board members, professional search firms, who may pay a fee to assist with the identification and evaluation of potential candidates for director, and other persons.

The nominees to the Board have been recommended for nomination by the Nominating/Corporate Governance Committee for inclusion in this proxy statement and on the Company’s proxy card.

Recommendation of Nominees by Stockholder

The Company’s Corporate Governance Guidelines specify that the Board will consider all bona fide director candidates nominated by stockholders and establish procedures by which stockholders may submit recommendations of director candidates.  These procedures are as follows:

•	To recommend a candidate for election to our Board, a stockholder must notify our Nominating/Corporate Governance Committee by writing to our General Counsel.

•	The stockholder’s notice must set forth the following information:

(i)         To the extent reasonably available, information relating to such director candidate that would be required to be disclosed in a proxy statement pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in which such individual is a nominee for election to the Board;

(ii)         The director candidate’s written consent to (A) if selected, be named in the Company’s proxy statement and proxy and (B) if elected, to serve on the Board; and

(iii)         Any other information that such stockholder believes is relevant in considering the director candidate.

Stockholders wishing to submit director candidates for consideration by the Nominating/Corporate Governance Committee should also comply with the notice and information requirements of the Company’s bylaws, a copy of which was filed as an exhibit to the quarterly report on Form 10-Q dated February 14, 2011, as discussed below.  See “Stockholder Proposals for 2012 Annual Meeting – Requirements for Stockholder Proposals to be Brought Before the Annual Meeting.”  Among other things, such stockholder’s notice shall set forth as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and Rule 14a-11 thereunder, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected.

The Nominating/Corporate Governance Committee will evaluate candidates proposed by stockholders under criteria similar to the evaluation of other candidates.  In addition, the Committee may also consider, as one of the factors in its evaluation, the amount of Company voting stock held by the stockholder and the length of time the stockholder has held such stock.  The Nominating/Corporate Governance Committee may request any additional information reasonably necessary to assist it in assessing a proposed candidate.

Code of Ethics

The Board of Directors has adopted a Code of Ethics for Chief Executive Officer and Senior Financial Officers and a Code of Business Conduct applicable to all directors, officers and employees of the Company pursuant to applicable rules of the SEC and the listing standards of the Nasdaq.  The Code of Ethics for Chief Executive Officer and Senior Financial Officers and Code of Business Conduct can be found on our website, http://www.selectica.com/Company/CorporateGovernance/tabid/733/Default.aspx.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE FIVE NOMINEES NAMED ABOVE TO THE BOARD OF DIRECTORS OF THE COMPANY.

PROPOSAL NO. 2
RATIFICATION OF INDEPENDENT ACCOUNTANTS

The Company is asking the stockholders to ratify the appointment of Armanino McKenna LLP (“Armanino”) as the Company’s registered independent public accounting firm for the fiscal year ending March 31, 2012.

In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection.  Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different registered independent public accounting firm at any time during the year if the Board of Directors feels that such a change would be in the Company’s and its stockholders’ best interests.

Armanino has audited the Company’s financial statements since September 21, 2005.  Its representatives are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

A summary of the fees paid to Armanino during the prior fiscal year is contained in the section entitled “Audit Fees.”

Votes Required

The affirmative vote of the holders of a majority of shares present or represented by proxy and voting at the Annual Meeting will be required to ratify the appointment of Armanino.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF ARMANINO MCKENNA LLP TO SERVE AS THE COMPANY’S REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2012.

REPORT OF THE AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS

The information contained in this report shall not be deemed to be “soliciting material,” to be “filed” with the SEC or be subject to Regulation 14A or Regulation 14C (other than as provided in Item 407 of Regulation S-K) or to the liabilities of Section 18 of the Exchange Act, and shall not be deemed to be incorporated by reference in future filings with the SEC except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

The Audit Committee serves as the representative of the Board of Directors for general oversight of the financial accounting and reporting process, system of internal control, audit process and process for monitoring compliance with laws and regulations and the Company’s Standards of Business Conduct.  In addition, the Audit Committee annually appoints an independent registered public accounting firm to audit the financial statements of the Company.  The current members of the Audit Committee are Messrs. Casey (Chairperson), Howe and Gullard.  Mr. Howe was appointed to the Audit Committee in January 2009.  Messrs. Casey and Gullard were appointed to the Audit Committee in October 2010.  Mr. Casey was appointed Chairperson of the Audit Committee on October 8, 2010.

The Company’s management has primary responsibility for preparing the Company’s financial statements and financial reporting process.  On September 21, 2005, the Company engaged Armanino as its independent registered public accounting firm.  Armanino is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States since the date of its engagement.  The Audit Committee has general oversight responsibility with respect to the financial reporting process and the overall scope of the Company’s audit, and it reviews the results of the audit as well as other services provided by the Company’s independent registered public account firm.  As part of this process, the Audit Committee meets periodically with representatives of Armanino, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of our financial reporting.

In this context, the Audit Committee hereby reports as follows:

•
The Audit Committee has reviewed and discussed with the Company’s management and Armanino the audited financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2011.  This review included a discussion of the quality and the acceptability of the Company’s financial reporting and controls, including the clarity of disclosures in the financial statements.

•
The Audit Committee has discussed with Armanino, their judgments as to the quality and the acceptability of the Company’s financial reporting and such other matters required to be discussed by SAS No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

•
The Audit Committee discussed with Armanino their independence from the Company and its management.  The Audit Committee has received the written disclosures and the letter from Armanino required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T and has discussed with Armanino its independence from the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements for the fiscal year ended March 31, 2011 be included in the Company’s Annual Report on Form 10-K for that fiscal year for filing with the SEC.

Submitted by the following members of the Audit Committee:

Michael Casey, Chairperson J. Michael Gullard Alan Howe

Audit Fees

Our Audit Committee selected Armanino as our independent registered public accounting firm for the fiscal year ended March 31, 2011.  The following table sets forth the aggregate fees we paid to Armanino, for professional services provided during our fiscal years ended March 31, 2010 and 2011.

	Fiscal 2011	Fiscal 2010
	(In thousands)
Audit fees(1)	$243,984	$352,158
Audit-related fees(2)
Tax fees(3)
All other fees
Total fees	$243,984	$352,158
________________
(1)
Audit fees consist of fees incurred for professional services rendered for the audit of our annual consolidated financial statements and review of the quarterly consolidated financial statements that are normally provided by Armanino in connection with regulatory filings or engagements.

(2)	Audit-related fees relate to assurance and related services that are reasonably related to the audit or review of our financial statements.
(3)	Tax fees consist of fees for tax planning and tax compliance services.

Section 10A(i)(1) of the Exchange Act requires that all audit and non-audit services to be performed by the Company’s independent registered public accounting firm be approved in the advance by the Audit Committee, subject to certain exceptions to non-audit services accounting for less than five percent of the total fees which are subsequently ratified by the Audit Committee (the “De Minimis Exception”).  Pursuant to Section 10A(i)(1) of the Exchange Act, the Audit Committee has established procedures by which it pre-approves such services at each regularly scheduled meeting.  None of the non-audit services described above were performed pursuant to the De Minimis Exception during the periods in which the pre-approval requirement has been in effect.

EXECUTIVE OFFICERS

The following table sets forth, as of November 28, 2011, the names and certain information concerning our executive officers:

Name	Age	Position
Jason Stern	41	President, Chief Executive Officer
Todd A. Spartz	46	Chief Financial Officer and Secretary
Leonard Rainow	45	Chief Operating Officer
Doug Bell	44	Chief Commercial Officer
Kamal Ahluwalia	44	Chief Strategy Officer

Jason Stern has served as our Chief Executive Officer since February 2011.  From January  2010 to February 2011, Mr. Stern served, as the Company’s President and Chief Operating Officer.  Prior to these positions, he was Senior Vice President of Operations of our Contract Management Business from June 2009 to January 2010.  From March 2008 to June 2009, Mr. Stern served as our Vice President of Products and Business Development for Contract Management Solutions and from January 2007 to March 2008 as our Vice President of Solutions.  Prior to joining us in November 2006, Mr. Stern was the vice president of product management for I-many, Inc. from April 2003 to November 2006.  From September 1999 to June 2002, Mr. Stern was employed by Oracle Corporation, an enterprise software company, managing products for CRM, call center, and finance.  Mr. Stern has a Bachelor of Arts degree from UCLA and a Masters of Business Administration from the University of Southern California.

Todd A. Spartz has served as our Chief Financial Officer and Secretary since September 2009.  Prior to joining us, Mr. Spartz served as chief financial officer at Nomis Solutions, Inc. from October 2007 to September 2009. Previously, he served as vice president and corporate controller at Openwave Systems, from December 2005 until October 2007. Prior to that, Mr. Spartz served in various management positions of Metaward from April 2005 to December 2005, and Oblix from October 2003 to March 2005. Mr. Spartz has a Bachelors of Science, Commerce from DePaul University and a Masters of Business Administration from Santa Clara University.  Mr. Spartz is a licensed CPA in the state of California.

Leonard Rainow has served as our Chief Operating officer since April of 2011.  Mr. Rainow joined us in April 2010 as Chief Technology Officer and Vice President of Engineering. Prior to joining us, Mr. Rainow served as  Group Vice President, Product Development and Technology for Tax and Utilities Global Business Unit of Oracle Inc. from July 2007 to December 2009. Prior to Oracle, Mr. Rainow served as executive vice president products and engineering of Rapt Inc. Mr. Rainow served as senior vice president of products and chief technology officer of I-many from March 2003 to 2006.  From August 2002 to March 2003, Mr. Rainow served as I-many’s vice president of products and technology. From May 2000 to June 2002, Mr. Rainow served as director of pricing and revenue optimization product development at Manugistics, Inc. From 1992 to 2000, Mr. Rainow was employed by PeopleSoft, Inc. in a variety of engineering positions.  Mr. Rainow earned a Masters of Science degree in Applied Mathematics at the University of Odessa, Ukraine.

Doug Bell has served as our Chief Commercial Officer since June 2011.  Mr. Bell previously served as our Vice President of Marketing from November 2006 to June of 2008.  Prior to re-joining us, Mr. Bell served as vice president of marketing and alliances at Arena Solutions from June of 2008 to June of 2011.  Previously, Mr. Bell served as senior product marketing manager- invoice and network services on-demand at Ariba Networks from September of 2005 to November of 2006 and was director of product marketing at I-many from September 2004 to September 2005. Mr. Bell has also held management positions at Cisco, Coca-Cola, and GE Capital. Mr. Bell holds a Bachelor of Science degree in Finance from Drexel University.

Kamal Ahluwalia has served as our Chief Strategy Officer since March 2011.  Previously, he served as our Vice President of Marketing and Business Development from October 1999 to December 2004.  Prior to joining us, Mr. Ahluwalia held various leadership positions in enterprise software and mobile applications at Oracle, RadioMail, Apple, Model N and Neev Labs.  Mr. Ahluwalia holds a Bachelor of Science in Computer Science from IIT Roorkee and a Master’s in Computer Science from Utah State.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Stock Ownership of Certain Beneficial Owners and Management

The following tables set forth, as of November 28, 2011, certain information with respect to shares beneficially owned by (i) each person who is known by the Company to be the beneficial owner of more than five percent 5% of the Company’s outstanding shares of Common Stock, (ii) each of the Company’s current directors and the executive officers named in the Summary Compensation Table and (iii) all current directors and executive officers as a group.  Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.  Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares).  In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within sixty (60) days of the date as of which the information is provided; in computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights.  As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.  The Company has relied upon the contents of statements filed with the SEC pursuant to Section 13(d) of the Exchange Act.

To the Company’s knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock as beneficially owned by them.

Security Ownership of Certain Beneficial Owners

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (6)	Percent of Class
Steel Partner Holdings, L.P. (1) 590 Madison Avenue, 32nd Floor New York, NY 10022	420,768	15.4%
Dimensional Fund Advisors LP (2) Palisades West Building One 6300 Bee Cave Road Austin, TX 78746	141,651	5.2%
Lloyd I. Miller III (3) 4550 Gordon Drive Naples, FL, 34102	547,619	20.0%
Alan Howe (4)	15,103	*
Lloyd Sems (5)	133,196	4.9%
Jason Stern (6)	33,147	1.2%
Todd Spartz (7)	22,034	*
Michael J. Casey (8)	6,771	*
J. Michael Gullard (9)	6,771	*
Michael Brodsky (10)	6,771	*
All executive officers and directors as a group (7 persons) (11)	223,793	8.1%
________________
*   Less than 1% of the outstanding shares of Common Stock.

Note:	Percentage of ownership is based on 2,736,810 shares of Common Stock outstanding on November 28, 2011.

(1)
Includes 420,768 shares deemed beneficially held by each of Steel Partners LLC , Steel Partners Holdings L.P., SPH Group LLC, SPH Group Holdings LLC and Warren G. Lichtenstein as of December 31, 2010, with shared voting and dispositive power as to all of the shares.  Steel Partners Holdings L.P. owns 99% of the membership interests of SPH Group LLC.  SPH Group LLC is the sole member of SPH Group Holdings LLC.  Steel Partners LLC is the manager of Steel Partners Holdings L.P. and has been delegated the sole power to vote and dispose of the securities held by SPH Group Holdings LLC.  Warren G. Lichtenstein is the manager of Steel Partners LLC.  By virtue of these relationships, each of Steel Partners Holdings L.P., SPH Group LLC, Steel Partners LLC, and Mr. Lichtenstein may be deemed to beneficially own the Shares owned directly by SPH Group Holdings LLC.  This information is based on a Schedule 13D/A filed by the parties on June 3, 2011.

(2)
Includes 141,651 shares beneficially held by Dimensional Fund Advisors LP (“Dimensional”) as of December 31, 2010, with sole voting and dispositive power as to all shares.  Dimensional, an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”).  In certain cases, subsidiaries of Dimensional may act as an adviser or sub-adviser to certain Funds.  In its role as investment advisor, sub-adviser and/or manager, neither Dimensional nor its subsidiaries possess voting and/or investment power over the securities of the Issuer that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Issuer held by the Funds.  However, all securities reported in this schedule are owned by the Funds.  Dimensional disclaims beneficial ownership of such securities This information is based on a Schedule 13G filed by Dimensional on February 11, 2011.

(3)
Includes 557,593 shares beneficially held by Mr. Miller as of November 30, 2010, with sole voting and dispositive power as to 351,154 shares and shared voting and dispositive power as to 206,439 shares.  Mr. Miller has sole voting and dispositive power with respect to 351,154 of the shares as a manager of Mailfam, LLC which is the general partner of Mailfam II, L.P., which purchased the shares.  Mr. Miller has shared voting and dispositive power with respect to 206,439 of the reported securities as an investment advisor to the trustee of certain family trusts.  This information is based on a Schedule 13D/A filed with the SEC on June 23, 2010 by Mr. Miller and additional information provided by Mr. Miller on November 30, 2010.

(4)	Includes 10,103 shares of Common Stock held by Mr. Howe and 5,000 shares of Common Stock issuable upon exercise of stock options held by Mr. Howe exercisable within 60 days of November 28, 2011.

(5)
Includes 66,055 shares of Common Stock held by Mr. Sems, 5,000 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days of November 28, 2011 and 62,141 shares of Common Stock held beneficially by Sems Strategic Partners, LP and Sems Diversified Value, LP, of which Mr. Sems is the managing member of the general partner.

(6)	Includes 22,404 shares of Common Stock held by Mr. Stern and 10,743 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of November 28, 2011.

(7)	Reflects 22,034 shares of Common Stock held by Mr. Spartz..

(8)	Includes 5,103 shares of Common Stock held by Mr. Casey and 1,668 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of November 28, 2011.

(9)	Includes 5,103 shares of Common Stock held by Mr. Gullard and 1,668 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of November 28, 2011.

(10)	Includes 5,103 shares of Common Stock held by Mr. Brodsky and 1,668 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of November 28, 2011.

(11)	Includes 198,046 shares of Common Stock and 25,747 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of November 28, 2011.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary

Our Compensation Committee believes that our compensation philosophy and programs are designed to foster a performance-oriented culture that aligns management’s interests with those of our stockholders.  Our Compensation Committee also believes that the compensation of our executive officers is both appropriate and responsive to the goal of improving stockholder value.

Fiscal 2011 Summary Compensation Table

The following table sets forth, for the last two fiscal years, the dollar value of all cash and non-cash compensation earned by each person who, for fiscal year 2011, may be considered a “named executive officer” under the rules of the SEC (the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(5)	Option Awards ($)(1)(5)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)	Total ($)
Jason Stern (3)	2011	262,384	—	37,063		43,750	3,072	346,269
President and Chief Executive Officer	2010	201,421		67,500	21,252	42,469	1,150	333,792
Todd Spartz (4)	2011	252,521	—	59,300		61,650	1,623	375,094
Chief Financial Officer	2010	120,833		124,000			1,643	246,476
______________

(1)
The amounts in the Stock Awards and Option Awards columns reflect the grant date fair value of stock awards and option awards granted in the fiscal years shown, calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of option award amounts are included in Note 9 to the financial statements set forth in our annual report on Form 10-K filed on June 29, 2011 (Commission File No. 000-29637).

(2)	The amounts in this column represent bonus payments based on the achievement of certain Company milestones.

(3)
Mr. Stern was elected President and Chief Operating Officer on January 12, 2010, and became an executive officer at that time, and he was appointed Chief Executive Officer on February 7, 2011. All other compensation for Mr. Stern is as a result of payment of medical, dental, vision and life insurance premiums.

(4)	Mr. Spartz’s employment with us started on September 14, 2009. All other compensation for Mr. Spartz is as a result of payment of life insurance premiums.

(5)	The material terms of the referenced grants are included in the footnotes to the Outstanding Equity Awards table below and incorporated herein by reference.

Outstanding Equity Awards at Fiscal Year-End 2011

The following table sets forth information regarding outstanding equity awards as of March 31, 2011, for each of our named executive officers.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options― Exercisable (#)	Number of Securities Underlying Unexercised Options― Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Market or Payout Value or Unearned Shares, Units or Other Rights of Stock That Have Not Vested (#)(1)
Jason Stern (2)	5,000			$17.00	11/12/2016
	5,743		1,757	$5.20	1/12/2020
						11,250		$65,250

Todd Spartz (3)						16,250	$	$94,250
________________
(1)
Computed in accordance with SEC rules as the number of unvested shares or units multiplied by the closing market price of our Common Stock at the end of the 2011 fiscal year, which was $5.80 on March 31, 2011.  The actual value (if any) to be realized by the officer depends on whether the shares vest and on the future performance of our Common Stock.

(2)
Mr. Stern was granted 5,000 shares of non-qualified incentive stock options on November 13, 2006, which had vested in full over the four years from the date of grant. In addition, Mr. Stern was granted 7,500 shares of performance-based non-qualified incentive stock options on January 12, 2010, 5,743 of these shares which vested based on achievement of certain quarterly performance targets through the end of fiscal 2011. Mr. Stern was granted 8,500 restricted stock units on September 9, 2008, half of which vested after one year of continuous service and the balance which vested over the following four quarters of continuous service thereafter. Mr. Stern was also granted 5,000 restricted stock units on September 1, 2009, 1/16 of which has or will vest after each quarter of continuous service from the September 1, 2009 vesting commencement date. Mr. Stern was granted 2,500 restricted stock units on January 12, 2010, one quarter of which vested after one year of continuous service from January 12, 2010, the vesting commencement date, and 1/16 of which has or will vest after each quarter of continuous service thereafter. Mr. Stern was granted 3,750 performance-based restricted stock units on January 12, 2010, of which 2,873 units vested based on achievement of certain quarterly performance targets through the end of fiscal 2011. Mr. Stern was granted 6,250 restricted stock units on May 4, 2010, half of which vested on May 4, 2011 after one year of continuous service from May 4, 2010, the vesting commencement date, and 1/8 has or will vest after each quarter of continuous service thereafter.

(3)
Mr. Spartz was granted 10,000 restricted stock units on September 14, 2009, one quarter of which vested on September 14, 2010, and 1/16 of which has or will vest after each quarter of continuous service thereafter. Additionally, Mr. Spartz was granted 10,000 performance-based restricted stock units on January 12, 2010, 7,659 units of which vested based on achievement of certain quarterly performance targets through the end of  fiscal 2011.  Mr. Spartz was also granted 10,000 restricted stock units on May 4, 2010, half of which vested on May 4, 2011 after one year of continuous service from May 4, 2010, the vesting commencement date, and 1/8 of which has or will vest after each quarter of continuous service thereafter.

Employment Agreement with President and Chief Executive Officer

Mr. Stern is party to an employment arrangement with the Company under which he currently receives an annual base salary of $250,000.  For fiscal 2011, the Board adopted an incentive bonus program under which Mr. Stern also received $43,750 in aggregate payments  based on the achievement of certain quarterly revenue and cash flow goals for the Company’s 2011 fiscal year.  For fiscal 2012, the Board adopted an employee bonus program under which Mr. Stern is eligible to receive a cash incentive bonus of up to 90% of his base salary, 50% of which is based upon achievement of certain annual revenue targets and 50% of which is based upon certain annual cash savings targets for the year, pursuant to which the amount payable under the plan would be payable at a 75% if 90% of the target metrics are met, 100% if 100% of the target metrics are met and 125% if 120% of the target metrics are met.

Mr. Stern has been granted the following equity incentive grants over the course of his employment with the Company: (i) in 2006 he received a grant of 5,000 non-qualified incentive stock options which vested over four years; (ii)  in 2008 he received a grant of 8,500 restricted stock units which vested over two years; (iii) in 2009 he received a grant of 5,000 restricted stock units on September 1, 2009 vesting over four years; (iv) in 2010 he received a grant of (a) 2,500 restricted stock units vesting over four years, with a one-year minimum service requirement, (b) 3,750 restricted stock units, of which 2,873 units vested based upon quarterly performance criteria established by the Board, (c) 6,250 restricted stock units vesting over two years, with a one-year minimum service requirement and (d) an option to purchase 7,500 shares of the Company’s common stock, 5,743 of these shares which vested based upon quarterly performance criteria established by the Board and (v) in 2011 he received a grant of 20,000 restricted stock units vesting over a period of four years.

In addition, the Company and Mr. Stern have entered into a severance agreement which provides for the continuation of Mr. Stern’s base salary and health insurance coverage for 6 months if he is discharged for a reason other than cause or permanent disability at any time. However, Mr. Stern is entitled to 12 months of base salary and health insurance coverage if he is discharged for a reason other than cause or permanent disability or if he resigns for good reason, in either case within 12 months after the Company is subject to a change in control. Mr. Stern will be required to execute a release in the form attached to the severance agreement as a condition of receiving these benefits. The severance agreement also provides that all equity awards held by Mr. Stern at the time of a change in control will immediately vest in full.

Employment Agreement with Chief Financial Officer

Mr. Spartz entered into an employment arrangement with the Company under which he receives an annual base salary of $230,000.  For fiscal 2011, the Board adopted an incentive bonus program under which Mr. Spartz also received $61,651 in aggregate payments  based on the achievement of certain quarterly revenue and cash flow goals for the Company’s 2011 fiscal year.  For fiscal 2012, the Board adopted an employee bonus program under which Mr. Spartz is eligible to receive a cash incentive bonus of up to 60% of his base salary, 50% of which is based upon achievement of certain annual revenue targets and 50% of which is based upon certain annual cash savings targets for the year, pursuant to which the amount payable under the plan would be payable at a 75% if 90% of the target metrics are met, 100% if 100% of the target metrics are met and 125% if 120% of the target metrics are met.

Mr. Spartz has been granted the following equity incentive grants over the course of his employment with the Company: (i) in 2009 he received a grant of 10,000 restricted stock units which vest over four years; provided that 100% of such shares shall be vested upon a change of control of the Company; (ii) in 2010 he received a grant of (a) 10,000 restricted stock units, 7,659 of which vested based upon quarterly performance criteria established by the Board and (b) 10,000 restricted stock units vesting over two years, with a one-year minimum service requirement and (iii) in 2011 he received a grant of 15,000 restricted stock units vesting over a period of four years.

In addition, the Company and Mr. Spartz entered into a severance agreement, which provides, among other things, for the continuation of Mr. Spartz’s base salary and health insurance benefits for 6 months if he is discharged for a reason other than cause or permanent disability at any time. Mr. Spartz will be entitled to 12 months of base salary and health insurance benefits if he is discharged without cause or resigns for good cause within 12 months after the Company is subject to a change in control. Mr. Spartz will be required to execute a release in the form attached to the severance agreement as a condition of receiving these benefits.  The severance agreement also provides that all equity awards held by Mr. Spartz at the time of a change in control will immediately vest in full.

Fiscal 2011 Director Compensation

The following table sets forth the compensation of the members of our Board of Directors for fiscal year 2011.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Total ($)
Jamie Arnold	27,500		-	27,500
Michael Casey	27,500	25,000	25,900	78,400
J. Michael Gullard	22,500	25,000	25,900	73,400
Michael Brodsky	22,500	25,000	25,900	73,400
Brenda Zawatski	22,500			22,500
James Thanos	22,500			22,500
Alan Howe	45,000	25,000	-	70,000
Lloyd Sems	45,000	25,000	-	70,000
_________________
(1)
The amounts in the Stock Awards and Option Awards columns reflect the grant date fair value of stock awards and option awards granted in the fiscal year 2011, calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of option award amounts are included in Note 9 to the financial statements set forth in our annual report on Form 10-K filed on June 29, 2011 (Commission File No. 000-29637).  Our directors held the following stock awards at March 31, 2011: Alan Howe, 10,103 shares; Lloyd Sems, 66,055 shares; J. Michael Gullard, 5,103 shares; Michael Casey, 5,103 shares; Michael Brodsky, 5,103 shares.  Our directors held the following options at March 31, 2011: Michael Brodsky, 5,000 shares; Michael Casey, 5,000 shares; J. Michael Gullard, 5,000 shares; Alan Howe, 5,000 shares; and Lloyd Sems, 5,000 shares.

Under the director compensation policy in effect during fiscal year 2011, each non-employee director was paid a $45,000 annual retainer fee, and the audit committee chair was paid an additional $10,000 annual fee.   Travel expenses incidental to meeting attendance are reimbursed.

In addition, each non-employee director receives restricted stock units with a market value of $25,000 per year.  All of the restricted stock units vest on the first anniversary of the grant, with immediate full vesting in the event of a change in control.  Upon taking office and every three years thereafter, each non-employee director also receives an option to purchase 5,000 shares.  The options vest over three years, with immediate full vesting in the event of a change in control.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

Other than the compensation arrangements with directors and executive officers and except as set forth below, there have been no transactions since April 1, 2010 (and there are no currently proposed transactions) in which:

•	We have been or are to be a participant;

•	The amount involved exceeds $120,000; and

•
Any of our directors, executive officers or holders of more than 5% of our capital stock, or any immediately family member of or person sharing the household with any of these individuals (other than tenants or employees), had or will have a direct or indirect material interest.

On May 6, 2010, Brenda Zawatski, one of our former directors, entered into an employment relationship with CA, Inc. (“CA”) as a Senior Vice President working primarily on marketing. During fiscal 2011, CA purchased approximately $0.5 million in software licenses, annual maintenance and related technical services from the Company. Ms. Zawatski had no direct involvement in these transactions as she was not employed by CA at the time. Since May 6, 2010, Ms. Zawatski has not participated in any Board discussions about any ongoing or potential transactions with CA.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who own more than 10% percent of the Company’s Common Stock (collectively, “Reporting Persons”) to file reports of ownership and changes in ownership of the Company’s Common Stock.  Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.  Based solely on its review of the copies of the Reporting Persons’ Section 16(a) reports or written representations from certain Reporting Persons, the Company believes that during the fiscal year ended March 31, 2011, all Reporting Persons complied with all applicable filing requirements, with the exception of reports that were filed late for the following persons: Form 4 for Mr. Miller for 19,600 shares of common stock purchased on June 18, 2010, filed on June 23, 2010; Form 4 for Mr. Stern for 2,454 restricted stock units granted on August 16, 2010, filed on August 23, 2010; Form 4 for Mr. Spartz for 2,359 restricted stock units granted on August 16, 2010, filed on August 23, 1010; Form 4 for Mr. Gullard reporting the grant of a stock option to acquire 5,000 shares of common stock granted on November 9, 2010, filed on November 12, 2010; Form 4 for Mr. Sems reporting the purchase of 1,825 shares of common stock on November 18, 2010, filed on November 22, 2010.

FORM 10-K

THE COMPANY HAS INCLUDED WITH THIS PROXY STATEMENT A COPY OF THE COMPANY’S FORM 10-K REPORT FOR FISCAL YEAR ENDED MARCH 31, 2011, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULE AND LIST OF EXHIBITS.  SHOULD YOU REQUIRE AN ADDITIONAL COPY, REQUESTS SHOULD BE SENT TO SELECTICA, INC., 2121 SOUTH EL CAMINO REAL, SAN MATEO, CALIFORNIA 94403, ATTN: STOCKHOLDER SERVICES.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

A number of brokers with account holders who are stockholders of the Company will be “householding” our proxy materials.  A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.  Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.  If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Selectica, Inc., 2121 South El Camino Real, San Mateo, California 94403, Attn: Corporate Secretary, or contact the Company’s Corporate Secretary by telephone at (408) 570-9700.  Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

STOCKHOLDER PROPOSALS FOR 2012 ANNUAL MEETING

Requirements for Stockholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials.

Stockholders of the Company may submit proposals on matters appropriate for stockholder action at meetings of the Company’s stockholders in accordance with Rule 14a-8 promulgated under the Exchange Act (“Rule 14a-8”).  For such proposals to be included in the Company’s proxy materials relating to its 2012 Annual Meeting of stockholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received by the Company no later than August 13, 2012.  However, if the date of next year’s Annual Meeting of stockholders is moved more than 30 days before or 30 days after the anniversary date of the Annual Meeting, the deadline for inclusion of proposals in the Company’s proxy statement and proxy is instead a reasonable time before the Company begins to print and mail its proxy materials.  Such stockholder proposals should be addressed to Selectica, Inc., 2121 South El Camino Real, San Mateo, California 94403, Attn: Stockholder Services.

Requirements for Stockholder Proposals to be Brought Before the Annual Meeting.

The Company’s bylaws provide that, except in the case of proposals made in accordance with Rule 14a-8, for stockholder nominations to the Board of Directors or other proposals to be considered at an Annual Meeting of stockholders, the stockholder must have given timely notice thereof in writing to the Secretary of the Company not less than 70 nor more than 90 calendar days prior to the anniversary of the date of the immediately preceding Annual Meeting of stockholders (as specified in the Company’s proxy materials for its immediately preceding Annual Meeting of stockholders).  However, if the date of next year’s Annual Meeting of stockholders is advanced by more than 20 days, or delayed by more than 70 days, from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 90th day prior to the date of such Annual Meeting and not later than the close of business on the later of (i) the 70 day prior to the date of such Annual Meeting or (ii) the ten day period following the day on which public announcement of the date of such meeting is first made.  In no event will the public announcement of an adjournment of an Annual Meeting of stockholders commence a new time period for the giving of a stockholder’s notice as provided above.  A stockholder’s notice to the Company’s Secretary must set forth the information required by the Company’s bylaws with respect to any nomination for election to the Board and any other matter the stockholder proposes to bring before the Annual Meeting.  A stockholder seeking to nominate a director candidate for election to the Board should also comply with the notice and information requirements specified in our Corporate Governance Guidelines, as summarized above.  See “Proposal No. 1 (Election of Directors) – Recommendation of Nominees by Stockholders.”

Pursuant to Rule 14a-4(c) promulgated under the Exchange Act (“Rule 14a-4(c)”), if a stockholder who intends to present a proposal at the 2012 Annual Meeting of stockholders does not notify the Company of such proposal on or prior to October 25, 2012, then management proxies would be allowed to use their discretionary voting authority to vote on the proposal when the proposal is raised at the Annual Meeting, even though there is no discussion of the proposal in the 2012 Proxy Statement.  If the date of next year’s Annual Meeting of stockholders is moved more than 30 days before or 30 days after the anniversary date of the Annual Meeting, the deadline for notice of such proposal is instead a reasonable time before the date of the 2012 Annual Meeting of stockholders.

MISCELLANEOUS AND OTHER MATTERS

Other Business—If any other items or matters properly come before the Annual Meeting, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.

The Board knows of no other matters to be presented for stockholder action at the Annual Meeting.  However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS, ALAN HOWE Chairperson
San Mateo, California
December 9, 2011

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.  YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING.  IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.  THANK YOU FOR YOUR ATTENTION TO THIS MATTER.  YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW,
SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

ò Please detach here ò

The Board of Directors Recommends a Vote FOR all of the Nominees named in Proposal 1 and FOR Proposal 2

1. Election of directors:	1. Lloyd Sems 2. Alan Howe 3. Michael Casey 4. J. Michael Gullard 5. Michael Brodsky	For ☐ ☐ ☐ ☐ ☐	Against ☐ ☐ ☐ ☐ ☐	Abstain ☐ ☐ ☐ ☐ ☐

(Instructions: To withhold authority to vote for any indicated nominee, Write the number(s) of the nominee(s) in the box provided to the right.)

2. To ratify the appointment of Armanino McKenna, LLP as the Company's independent accountants for the fiscal year ending March 31, 2012.	☐ For	☐ Against	☐ Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ALL OF THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2

Address Change? Mark Box ❑ Indicate changes below:

Date ______________________________________

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy.
If held in joint tenancy, all persons should sign.
Trustees, administrators, etc., should include title and
authority. Corporations should provide full name of
corporation and title of authorized officer signing the
Proxy.

SELECTICA, INC.

ANNUAL MEETING OF STOCKHOLDERS

Tuesday, January 24, 2012
8:00 a.m. Pacific Time

Selectica Company Headquarters
2121 South El Camino Real
San Mateo, CA 94403

Selectica, Inc.

This proxy is solicited by the Board of Directors for use at the Annual Meeting on January 24, 2012.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted FOR all of the Nominees named in Proposal 1 and FOR Proposal 2

By signing the proxy, you revoke all prior proxies and appoint Jason Stern and Todd Spartz, or either of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

See reverse for voting instructions.